UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2007

VELOCITY EXPRESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28452	87-0355929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Morningside Drive North Bldg. B, Suite 300 Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (888) 839-7669

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2007, Velocity Express Corporation (the “Company”) issued an earnings release reporting its financial results for the six months ended December 30, 2006. A copy of this earnings release is attached as Exhibit 99.1 hereto. On February 13, 2007, the Company also posted the earnings release on its website at http://www.velocityexpress.com.

On February 13, 2007, at approximately 9:00 a.m. Eastern Daylight Time, Vincent A. Wasik, Chairman and Chief Executive Officer of the Company, and Edward (Ted) Stone, Chief Financial Officer of the Company, will host an investor presentation to provide a business update, including an update on the status of the CD&L, Inc. integration (the “Presentation”). The Presentation will be available live and for replay and can be accessed on the Company’s website at http://www.velocityexpress.com and by clicking on “Investor Info/Stock Information.” The webcast can also be accessed at http://www.investorcalendar.com or by phone by dialing 866-585-6398 approximately five minutes prior to the scheduled start time. International callers please dial 416-849-9626. A replay of the teleconference will be available for 14 days after the call and may be accessed domestically by dialing 866-245-6755 and international callers may dial 416-915-1035, callers should use passcode 256413. The PowerPoint slides that will be used during the Presentation are attached as Exhibit 99.2 and are incorporated herein by reference.

The information in this Form 8-K, including Exhibits 99.1 and 99.2, is being furnished under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 7.01	Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated February 13, 2007.

99.2	Investor Presentation dated February 13, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

Date: February 13, 2007

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Exhibit Index

Exhibit Number	Document
99.1	Press release dated February 13, 2007.

99.2	Investor Presentation dated February 13, 2007.

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